FI R ST G UA R A N TY B A N CS H A R ES , I N C. Po st O ffi ce B ox 2 00 9 H am m on d, L ou is ia na 7 04 04 -2 00 9 PR ES O R TE D FI R ST -C LA SS M A IL U. S. P O ST AG E PA ID B AT O N R O UG E, L A PE R M IT N O . 9 84 FIRST GUARANTY BANCSHARES, INC. 3rd Quarter Report fgb.net | 2024 At A Glance (unaudited) Total Assets $3.9 Billion Deposits $3.4 Billion Locations 35 ATMs 53 $1.9Million 3Q 2024 Earnings $11.4 Million YTD2024 Earnings 125 Consecutive dividends paid and counting 90 Years in Banking Total Loans $2.8 Billion Member FDIC Have Questions? Vanessa Drew | InvestorRelations@fgb.net NASDAQ Symbol: FGBI We’re Social:

Consolidated Balance Sheets (in thousands, except share data) Consolidated Statements of Income (in thousands, except share, per share data & percentages) Consolidated Statements of Income (in thousands, except share, per share data & percentages) Assets Cash and cash equivalents: Cash and due from banks $362,855 $200,825 Federal funds sold 4,766 450 Cash and cash equivalents 367,621 201,275 Interest-earning time deposits with banks 250 - Investment securities: Available for sale, at fair value 342,598 79,857 Held to maturity, at cost and net of allowance for credit losses of $80 (estimated fair value of $265,540 and $234,771 respectively) 321,428 320,624 Investment securities 664,026 400,481 Federal Home Loan Bank stock, at cost 9,492 13,241 Loans, net of unearned income 2,769,651 2,699,393 Less: allowance for credit losses 33,281 31,936 Net loans 2,736,370 2,667,457 Premises and equipment, net 68,455 64,006 Goodwill 12,900 12,900 Intangible assets, net 3,671 4,366 Other real estate, net 1,160 1,135 Accrued interest receivable 17,660 16,728 Other assets 42,402 36,645 Total Assets $3,924,007 $3,418,234 Liabilities and Shareholders’ Equity Deposits: Noninterest-bearing demand 401,981 458,392 Interest-bearing demand 1,501,886 1,435,555 Savings 233,496 214,371 Time 1,292,562 706,691 Total deposits 3,429,925 2,815,009 Short-term advances from Federal Home Loan Bank - 125,000 Short-term borrowings - 20,000 Repurchase agreements 6,981 7,659 Accrued interest payable 17,750 10,780 Long-term advances from Federal Home Loan Bank 135,000 155,000 Senior long-term debt 16,163 20,306 Junior subordinated debentures 44,730 15,000 Other liabilities 17,062 10,658 Total Liabilities 3,667,611 3,179,412 Shareholders’ Equity Preferred Stock, Series A - $1,000 par value 100,000 shares authorized; non-cumulative perpetual; 34,500 issued and outstanding,respectively 33,058 33,058 Common stock - $1 par value 100,600,000 shares authorized; 12,504,717 and 11,431,083 shares issued and outstanding 12,505 11,431 Surplus 149,389 139,379 Retained earnings 72,662 69,427 Accumulated other comprehensive (loss) income (11,218) (14,293) Total Shareholders’ Equity 256,396 238,822 Total Liabilities & Shareholders’ Equity $3,924,007 $3,418,234 September 30, 2024 2023 (unaudited) Three-Months Ended September 30, 2024 2023 (unaudited) Interest Income: Loans (including fees) $49,811 $43,407 Deposits with other banks 4,645 1,897 Securities (including FHLB stock) 2,971 2,323 Total Interest Income 57,427 47,627 Interest Expense: Demand deposits 16,957 16,102 Savings deposits 1,374 1,001 Time deposits 12,631 6,504 Borrowings 3,767 3,575 Total Interest Expense 34,729 27,182 Net Interest Income 22,698 20,445 Less: Provision for credit losses 4,904 627 Net Interest Income after Provision for Credit Losses 17,794 19,818 Noninterest Income: Service charges, commissions and fees 815 858 ATM and debit card fees 784 796 Net (losses) gains on securities - - Net (losses) gains on sale of loans 1,471 - Net (losses) gains on sale of assets 31 (7) Other 1,304 842 Total Noninterest Income 4,405 2,489 Total Business Revenue, Net of Provision for Credit Losses 22,199 22,307 Noninterest Expense: Salaries and employee benefits 10,098 10,429 Occupancy and equipment expense 2,538 2,121 Other 7,070 7,446 Total Noninterest Expense 19,706 19,996 Income Before Income Taxes 2,493 2,311 Less: Provision for income taxes 566 539 Net Income 1,927 1,772 Less: Preferred stock dividends 582 582 Income Available to Common Shareholders $1,345 $1,190 Per Common Share: Earnings $0.11 $0.10 Cash dividends paid $0.08 $0.16 Weighted Average Common Shares Outstanding 12,504,717 11,431,083 Return on Average Assets 0.21% 0.21% Return on Average Common Equity 2.40% 2.27% Nine-Months Ended September 30, 2024 2023 (unaudited) Interest Income: Loans (including fees) $ 144,281 $ 121,846 Deposits with other banks 11,747 3,719 Securities (including FHLB stock) 7,958 7,130 Total Interest Income 163,986 132,695 Interest Expense: Demand deposits 50,992 44,187 Savings deposits 3,928 2,418 Time deposits 32,649 15,304 Borrowings 10,556 7,127 Total Interest Expense 98,125 69,036 Net Interest Income 65,861 63,659 Less: Provision for credit losses 14,013 1,489 Net Interest Income after Provision for Credit Losses 51,848 62,170 Noninterest Income: Service charges, commissions and fees 2,343 2,461 ATM and debit card fees 2,352 2,449 Net gains (losses) on securities - - Net (losses) gains on sale of loans 1,481 12 Net (losses) gains on sale of assets 13,244 11 Other 2,819 3,072 Total Noninterest Income 22,239 8,005 Total Business Revenue, Net of Provision for Credit Losses 74,087 70,175 Noninterest Expense: Salaries and employee benefits 30,438 30,365 Occupancy and equipment expense 7,356 6,542 Other 21,455 22,990 Total Noninterest Expense 59,249 59,897 Income Before Income Taxes 14,838 10,278 Less: Provision for income taxes 3,400 2,362 Net Income 11,438 7,916 Less: Preferred stock dividends 1,747 1,747 Income Available to Common Shareholders $9,691 $6,169 Per Common Share: Earnings $0.78 $0.56 Cash dividends paid $0.40 $0.48 Book Value Per Common Share1 $17.86 $18.00 Weighted Average Common Shares Outstanding 12,499,799 11,022,919 Return on Average Assets 0.42% 0.33% Return on Average Common Equity 5.87% 4.06%